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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                         Date of report: March 20, 2002
                        (Date of earliest event reported)



                               I.C.H. CORPORATION
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


            1-7697                                     43-6069928
    (Commission File No.)                           (I.R.S. Employer
                                                   Identification No.)


                       9255 Towne Centre Drive, Suite 600
                           San Diego, California 92121
               (Address of principal executive offices; zip code)

                                 (619) 587-8533
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         I.C.H. Corporation, a Delaware corporation, and its principal subsidiaries (the "Company") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") (Jointly Administered Case No. 02-10485 (PCB)), on February 5, 2002. The Company is required to file periodic financial reports with the Bankruptcy Court and the United States Trustee pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Financial Reporting Requirements (the "Financial Reports"). Attached hereto as exhibits and incorporated herein by reference are financial statements for the Company for the monthly periods ended February 2, 2002 and March 2, 2002, each in the form required for the Financial Reports.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         The Company hereby furnishes the following exhibit:

         Exhibit No.      Document Description
         -----------      --------------------
         99.1             Financial statements for the monthly period ended February 2, 2002
         99.2             Financial statements for the monthly period ended March 2, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 20, 2002


                                    I.C.H. CORPORATION
                                        (Registrant)


                                    By:  /s/ John A. Bicks
                                       ---------------------------------
                                         Name: John A. Bicks
                                         Title: Co-Chairman and Co-Chief
                                                Executive Officer

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                                  EXHIBIT INDEX

         Exhibit      Document
         -------      --------
         99.1         Financial statements for the monthly period ended February 2, 2002
         99.2         Financial statements for the monthly period ended March 2, 2002